Exhibit 10.20

Genentech

A Member of the Roche Group

November 19, 2015

Xenon Pharmaceuticals Inc

Attention: President and Chief Executive Officer

3650 Gilmore Way

Burnaby, BC

V5G 4W8

And to

Xenon Pharmaceuticals Inc.

Attention General Counsel and Corporate Secretary

3650 Gilmore Way

Burnaby, BC

V5G 4W8

Re: Letter Agreement for NaV1.7 Research Term Extension Dear Dr. Pimstone,

This letter refers to that certain Collaborative Research and License Agreement between Xenon Pharmaceuticals Inc. ("Xenon"), Genentech Inc. ("Genentech") and F. Hoffmann-La Roche Ltd. ("Roche") effective December 22, 2011, the "Agreement".

Capitalized terms used in this Letter have the definitions set forth in the Agreement.

In accordance with Section 2.4 of the Agreement, the Parties hereby agree to extend the Research Program for an additional [†] commencing on [†] and ending on [†], the "Second Extended Research Term".   At any time between [†] and [†], Genentech may terminate the Second Extended Research Term with 30 day written notice to Xenon.

During the Second Extended Research Term, the Parties agree and acknowledge as follows:

"Research Plan" means the written plan of research activities to be conducted by or on behalf of the Parties pursuant to the Agreement as further described in Section 3.6.

The initial Research Plan is amended according to Sections 2.3 and 2.4, to include the further activities described in Appendix A attached hereto.

"FTE Rate" shall mean .the amount Genentech will pay to Xenon over a consecutive twelve (12) month period during the Second Extended Research Term to support one (1) Xenon FTE dedicated to the Research Plan.  The FTE Rate shall be USD $[†] for the [†] FTEs funded during the Second Extended Research Term.  The FTE Rate represents a [†]% increase compared to the previous FTE Rate based on the annual Consumer Price Index change from September 2014 through September 2015 (http:www.statcan.gc.ca/tables-tableaux/sum-som/101/cslO1/cpis02a-eng.com) as required in the Agreement.

All other terms of the Agreement shall remain in full force and effect.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

This letter may be signed in counterparts and delivered personally or by courier, mail, facsimile, or electronically, each of which counterparts when executed by any of the signatories hereto shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

In Witness Whereof, the Parties have caused this Letter to be executed by their respective duly authorized representatives set forth below, and it shall be effective as of November 19, 2015.

Xenon Pharmaceuticals Inc.		Genentech Inc.

By:	/s/ Robin Sherrington	By:	/s/ Bruce D Roth
Name:	Robin Sherrington	Name:	Bruce D Roth
Title:	Senior VP Business and	Title:	Senior VP Research
Corporate Development

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Appendix A

Xenon Pharmaceuticals Inc.,

&

Genentech, Inc.,

Research Plan

November 9, 2015

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

1.	BACKGROUND

This research plan outlines the activities of the collaborative Research Program.  [†].

[†]

•	[†]
•	[†]
•	[†]
•	[†]
•	[†]
2.	ACTIVITY 1: [†]

[†]

[†]

[†]

•	[†]
•	[†]
•	[†]
•	[†]
•	[†]
•	[†]
•	[†]

[†]

3.	ACTIVITY 2: [†]

[†]

[†]

[†]

•	[†]
•	[†]
•	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

•	[†]
•	[†]
•	[†]

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Xenon FTEs

Department	Xenon FTEs	Activities of Xenon FTEs
[†]	[†]	● [†] ● [†] ● [†] ● [†] ● [†]
[†]	[†]	● [†] ● [†]
[†] I [†]	[†]	● [†] ● [†] ● [†] ● [†] ● [†] ● [†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION